ANNUAL REPORT
--------------------------------------------------------------------------------

                      T. Rowe Price Maryland Tax-Free Funds

--------------------------------------------------------------------------------

                                February 28, 1997

================================================================================


Report Highlights
--------------------------------------------------------------------------------


* Interest rates ended the fiscal year slightly higher than a year ago, resulting in moderate returns for municipal bond investors.

*    Municipal bonds outperformed Treasuries during most of the year.

* For the 6- and 12-month periods ended February 28, the Maryland Short-Term Tax-Free Bond Fund returned 2.40% and 3.26%, respectively, lagging its peer group in both periods.

* The Maryland Tax-Free Bond Fund returned 4.66% and 5.12% for the 6- and 12-month periods, respectively, outperforming its peer group in both periods.

*    With  the  economy  showing  ongoing   strength  and  the  Federal  Reserve
     indicating a bias toward tighter monetary policy, our outlook is somewhat cautious for the coming months.

Fellow Shareholders
--------------------------------------------------------------------------------

     The municipal bond market and your funds generated moderate returns during the fiscal year ended February 28, 1997. Interest rates fluctuated during the year and ended slightly higher than where they started at the end of last February. The U.S. economy was characterized by modest wage inflation with low unemployment, prompting the Federal Reserve to leave monetary policy unchanged since January 1996.

MARKET ENVIRONMENT

     Much of the movement in interest rates reflected the market's anticipation of action or inaction by the Federal Reserve. The fiscal year began with interest rates rising due to signs of stronger growth and the realization that balanced budget legislation would not be passed in 1996. As market expectations for a tightening in monetary policy grew throughout the first half, rates continued to increase. The long-term Treasury bond yield remained in a trading range between 6.75% and 7.20% during the third quarter. Intermediate and long-term rates then reversed course and fell through November, as it became evident that the economy was slowing in the third quarter and the Federal Reserve was not going to raise rates. Another uptick in rates took place late in 1996 as investors once again perceived strength in the economy and anticipated possible tightening by the Federal Reserve.

     [edgar description: a 2-line chart showing yields on the Maryland Bond Index and Maryland 3-year GO bonds from 2/29/96 through 2/28/97]

     In the municipal market, rates came full circle over the year, rising about 45 basis points (100 basis points equal one percent) during the first six months before settling slightly above year-ago levels. Long-term high-grade general obligation bonds yielded 5.50% on February 28, 1997, versus 5.75% on August 31, 1996, and 5.45% a year ago. Five-year high-grade bonds were 20 basis points higher in yield than in February 1996. One-year note rates traded within a 70-basispoint range during the year, ending at 3.70% compared with 3.25% a year ago.

     Municipals provided higher returns than long-term Treasuries throughout most of the fiscal year, as concerns regarding tax reform and flat tax legislation diminished. As a result, long-term municipal yields were 81% of the yield on comparable Treasuries on February 28, a level that benefits investors in brackets above 19%, whereas a year ago with the ratio at 87%, investors in brackets upwards of 13% benefited from municipals.

     In Maryland, new bond sales increased significantly over the tepid pace of 1995 as the economy gradually gained momentum. Issuance rose some 32%, reaching the $3 billion level last seen in the early 1990s. However, issuance was nowhere near the record levels of 1993, when extremely low interest rates unleashed a flood of refundings. Longer-term Maryland bond yields remained in a trading range of roughly 50 basis points during the year, fluctuating between 5.5% and 6%.

     Maryland's diversified economy and high wealth levels rank the state fifth nationally in terms of per capita income. However, so far during this decade, economic growth in the state has lagged the nation as a whole, hampered by weakness in government, defense, and manufacturing. Nevertheless, Maryland has managed its fiscal affairs well in this environment, encouraging Governor Glendening to propose a tax cut to be phased in over three years. Prospects appear good for some type of tax relief, but we do not believe the state will take any action that would jeopardize its AAA debt ratings.

MARYLAND SHORT-TERM TAX-FREE BOND FUND

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 2/28/97                      6 Months             12 Months
--------------------------------------------------------------------------------
Maryland Short-Term
Tax-Free Bond Fund                            2.40%                 3.26%

Lipper Short Municipal
Debt Funds Average                            2.63                  3.84
================================================================================

     At the beginning of the fiscal year, the fund's duration (a measure of a fund's sensitivity to changes in interest rates) was aggressively positioned at
2.3 years, enabling the fund to significantly outperform its benchmark a year earlier. However, an unexpectedly strong employment report in early March pushed short-term rates abruptly higher. As a result, your fund's aggressive posture hindered performance, which trailed the average for similar funds during the 6- and 12-month periods ended February 28.

     Returns were also restrained because of the fund's objective to provide income exempt from Maryland taxes. The low supply of short-term Maryland bonds led to lower yields compared with those of similar bonds in other states. This further explains the fund's performance relative to the Lipper benchmark (shown in the table), which consists of 28 national funds and two single-state funds: the T. Rowe Price Maryland and Virginia Short-Term Tax-Free Bond Funds.

     As economic strength accelerated into the summer, the Federal Reserve adopted a bias toward tighter monetary policy, prompting us to shorten the fund's duration toward a slightly defensive posture, where it remained at the end of February.

     Income is the second component of total return, along with capital appreciation or depreciation, and many national funds benefited from narrowing yield differences between higherand lower-quality securities. In this instance, too, the situation in Maryland limited our opportunity to benefit from tightening yield spreads. Nevertheless, we were able to increase your fund's exposure to the higher-yielding revenue sectors, including leases and electric utilities. We also anticipate increasing exposure to Puerto Rican bonds, which are exempt from Maryland income taxes, since we believe an increasing supply of new Puerto Rican issues should make their yields more attractive than those of short-term Maryland bonds.

MARYLAND TAX-FREE BOND FUND

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 2/28/97                   6 Months              12 Months
--------------------------------------------------------------------------------
Maryland Tax-Free Bond Fund                4.66%                  5.12%

Lipper Maryland Municipal
Debt Funds Average                         4.34                   4.32
--------------------------------------------------------------------------------

     We are pleased to report that the fund outperformed its peer group in both reporting periods, as shown in the table. In addition to the adjustments in duration described below, performance was again boosted by the higher level of income provided by our older bonds, some of which were purchased in the late 1980s, and by new issues carrying higher coupons.

     Our strategy over the last six months and for the full year was relatively simple: to maintain a high level of tax-free income while making modest adjustments in duration to protect or enhance the share price. A duration of seven years, for example, means the fund's share price would rise or fall 7% in response to a one percentage point change in interest rates.

     This was not a year when we wanted to make aggressive moves based on the anticipated direction of rates. Rather, our strategy was to take advantage of the higher and lower ends of the trading range to buy and sell bonds when we felt it was appropriate, while keeping fund duration in a neutral area. After extending duration slightly in the third quarter, we shortened it by the end of February, reflecting our view that growing supply would lead to higher interest rates down the road.

     As the fund nears its 10th anniversary on March 31, 1997, we have been taking steps to address the seasoned nature of the portfolio. Our oldest holdings carry high coupons, helping to enhance the fund's income. However, as their maturity dates move closer, these bonds exert a shortening effect on the fund's overall maturity. To offset this phenomenon, we put cash to work in newly issued bonds with maturities of 15 to 20 years.

==============================
 .  .  .  The  overall   credit
quality   of   the   portfolio
improved slightly to AA.
------------------------------

     Since Maryland issuers generally carry high credit ratings, there were few opportunities to capture more income by purchasing lower-quality instruments. In any event, at this point in the economic cycle, we believe the incremental yield offered by these securities is not enough to justify the added risk. Hence, the overall credit quality of the portfolio improved slightly to AA.

OUTLOOK

     The economy is in its sixth year of expansion, and while it has exhibited few signs of inflationary pressure, the Federal Reserve remains on alert. Fed chairman Alan Greenspan stated in recent testimony to the Senate Banking Committee that the Fed cannot rule out a preemptive tightening in monetary policy before signs of actual higher inflation become evident.

     We expect economic growth and inflation to remain moderate throughout the rest of 1997, with no evidence of recession visible to date. Consumer and business sentiment remains high, inventories are not excessive, and availability of credit is ample. The Federal Reserve, as indicated, could push the fed funds rate higher to keep prices in check, but we believe any increase will be small since short-term rates are well above the recent trend rate of inflation. This was not the case in 1994, when the Fed was forced to move aggressively.

     The supply of municipal bonds should increase over the near term, possibly exerting some downward pressure on bond prices if demand does not increase commensurately. Given our expectation that interest rates will move in a relatively narrow channel, we would regard higher rates as an opportunity to provide additional yield in the funds. Overall, however, we do not expect to see a significant move in bond prices in the months ahead. As in the past year, the returns from municipal securities should come primarily from income.

Respectfully submitted,

/s/

Charles B. Hill
Chairman of the Investment Advisory Committee
Maryland Short-Term Tax-Free Bond Fund

/s/

Mary J. Miller
Chairman of the Investment Advisory Committee
Maryland Tax-Free Bond Fund

March 20, 1997

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
Key statistics

                                                              8/31/96   2/28/97
Maryland Short-Term Tax-Free Bond Fund
--------------------------------------------------------------------------------
Price Per Share .........................................   $    5.09 $    5.11
Dividends Per Share +
     For 6 months .......................................        0.10      0.10
     For 12 months ......................................        0.21      0.20
Dividend Yield *

     For 6 months .......................................        3.96%     4.04%
     For 12 months ......................................        4.08      4.04
Weighted Average Maturity (years) .......................        2.0       2.1
Weighted Average Effective Duration (years) .............        1.8       1.8
Weighted Average Quality ** .............................         AA+       AA+


Maryland Tax-Free Bond Fund
--------------------------------------------------------------------------------
Price Per Share .........................................   $   10.16 $   10.35
Dividends Per Share +
     For 6 months .......................................        0.28      0.28
     For 12 months ......................................        0.56      0.56
Dividend Yield *

     For 6 months .......................................        5.53%     5.53%
     For 12 months ......................................        5.59      5.61
Weighted Average Maturity (years) .......................       16.4      15.7
Weighted Average Effective Duration (years) .............        7.2       6.8
Weighted Average Quality ** .............................         AA-       AA
--------------------------------------------------------------------------------

+ Taxability of dividends: 100% of dividends were exempt from federal and Maryland income taxes.

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

**   Based on T. Rowe Price research.
================================================================================

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
Sector Diversification
                                                         Percent of   Percent of
                                                         Net Assets   Net Assets
                                                            8/31/96      2/28/97

Maryland Short-Term Tax-Free Bond Fund
--------------------------------------------------------------------------------
Prerefunded Bonds ......................................         44%         44%
General Obligation - Local .............................         22          18
Dedicated Tax Revenue ..................................          8           8
Lease Revenue ..........................................          1           5
General Obligation - State .............................          5           5
Solid Waste Revenue ....................................          5           4
Escrowed to Maturity ...................................          3           3
Industrial and Pollution Control Revenue ...............          3           3
Electric Revenue .......................................        --            2
Hospital Revenue .......................................          5           2
Educational Revenue ....................................          4           2
All Other ..............................................          2           3
Other Assets Less Liabilities ..........................         -2           1
--------------------------------------------------------------------------------
Total ..................................................        100%        100%

Maryland Tax-Free Bond Fund
--------------------------------------------------------------------------------
Hospital Revenue .......................................         17%         18%
Prerefunded Bonds ......................................         17          17
Housing Finance Revenue ................................         16          16
General Obligation - Local .............................         12          10
Ground Transportation Revenue ..........................          1           5
General Obligation - State .............................          3           5
Water and Sewer Revenue ................................          5           5
Solid Waste Revenue ....................................          3           4
Miscellaneous Revenue ..................................          5           4
Educational Revenue ....................................          4           4
Lease Revenue ..........................................          5           4
Dedicated Tax Revenue ..................................          2           2
Life Care and Nursing Home Revenue .....................          2           2
Air and Sea Transportation Revenue .....................          2           2
Industrial and Pollution Control Revenue ...............          2           2
All Other ..............................................          3           4
Other Assets Less Liabilities ..........................          1          -4
--------------------------------------------------------------------------------
Total ..................................................        100%        100%
================================================================================

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

     [Maryland Short-Term Tax-Free Bond Fund - SEC Graph: a line chart showing the cumulative growth of $10,000 invested in the Maryland Short-Term Tax-Free Bond Fund from inception compared with $10,000 invested ina broad based index or average over the same period.]

     [Maryland Tax-Free Bond Fund - SEC Graph: a line chart showing the cumulative growth of $10,000 invested in the Maryland Tax-Free Bond Fund from inception compared with $10,000 invested ina broad based index or average over the same period.]


Average Annual Compound Total Return

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
                                                                 Since Inception
Periods Ended 2/28/97              1 Year  3 Years  5 Years  Inception      Date
--------------------------------------------------------------------------------
Maryland Short-Term
Tax-Free Bond Fund ............     3.26%    4.12%       --      4.30%   1/29/93

Maryland Tax-Free Bond Fund ...     5.12     5.46      7.16%     6.67    3/31/87
--------------------------------------------------------------------------------
     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price Maryland Short-Term Tax-Free Bond Fund
====================================================================================================================================
                                           For a share outstanding throughout each period
------------------------------------------------------------------------------------------------------------------------------------
Financial Highlights
                                                       Year                                                             1/29/93
                                                      Ended                                                                  to
                                                    2/28/97          2/29/96          2/28/95          2/28/94          2/28/93

NET ASSET VALUE
Beginning of period .....................        $     5.15       $     5.04       $     5.09       $     5.07       $     5.00
Investment activities
      Net investment income .............              0.20*            0.21*            0.18*            0.15*            0.01*
      Net realized and

      unrealized gain (loss) ............             (0.04)            0.11            (0.05)            0.02             0.07
      Total from

      investment activities .............              0.16             0.32             0.13             0.17             0.08
Distributions

      Net investment income .............             (0.20)           (0.21)           (0.18)           (0.15)           (0.01)
NET ASSET VALUE

End of period ...........................        $     5.11       $     5.15       $     5.04       $     5.09       $     5.07
Ratios/Supplemental Data
Total return ............................              3.26%*           6.49%*           2.64%*           3.49%*           1.67%*
Ratio of expenses to
average net assets ......................              0.65%*           0.65%*           0.65%*           0.65%*           0.65%*+
Ratio of net investment
income to average
net assets ..............................              3.98%*           4.14%*           3.59%*           3.09%*           2.96%+*
Portfolio turnover rate .................              21.4%            39.3%           105.3%            20.5%            96.9%+
Net assets, end of period
(in thousands) ..........................        $  102,252       $   85,784       $   74,808       $   76,049       $    8,323
------------------------------------------------------------------------------------------------------------------------------------

*    Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/97.
+    Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Maryland Tax-Free Bond Fund
====================================================================================================================================
                                           For a share outstanding throughout each period
------------------------------------------------------------------------------------------------------------------------------------
Financial Highlights
                                                       Year
                                                      Ended
                                                    2/28/97          2/29/96          2/28/95          2/28/94          2/28/93
NET ASSET VALUE
Beginning of period .....................        $    10.40       $     9.99       $    10.45       $    10.50       $     9.82
Investment activities
      Net investment income .............              0.56             0.57             0.56             0.56             0.57
      Net realized and

      unrealized gain (loss) ............             (0.05)            0.41            (0.44)            0.05             0.73
      Total from

      investment activities .............              0.51             0.98             0.12             0.61             1.30
Distributions

      Net investment income .............             (0.56)           (0.57)           (0.56)           (0.56)           (0.57)
      Net realized gain .................                 -                -            (0.02)           (0.10)           (0.05)
      Total distributions ...............             (0.56)           (0.57)           (0.58)           (0.66)           (0.62)
NET ASSET VALUE
End of period ...........................        $    10.35       $    10.40       $     9.99       $    10.45       $    10.50
Ratios/Supplemental Data
Total return ............................              5.12%           10.00%            1.43%            5.93%           13.75%
Ratio of expenses to
average net assets ......................              0.54%            0.54%            0.57%            0.57%            0.61%
Ratio of net investment
income to average
net assets ..............................              5.47%            5.53%            5.73%            5.31%            5.72%
Portfolio turnover rate .................              26.2%            23.9%            28.9%            24.3%            23.3%
Net assets, end of period
(in thousands) ..........................        $  819,981       $  798,589       $  724,823       $  821,402       $  724,469
------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Maryland Short-Term Tax-Free Bond Fund
================================================================================
                                                               February 28, 1997

Statement of Net Assets
--------------------------------------------------------------------------------
                                                                  Par      Value
                                                                    In thousands

MARYLAND  92.2%
Allegany County, PCR, Westvaco Corp., 5.20%, 1/1/98 ..........   $  700   $  708
Anne Arundel County, GO, 6.70%, 6/1/02
                            (Prerefunded 6/1/98) .............    1,125    1,188
  Consolidated Water and Sewer

              6.00%, 3/1/10 (Prerefunded 3/1/97) .............      800      816
Anne Arundel County, PCR, Baltimore Gas and Electric, TECP
                                    3.40%, 3/3/97 ............    1,020    1,020
Baltimore City

                  GO, 8.90%, 10/15/99 (MBIA Insured) .........      650      727
  Consolidated Public Improvement, GO
                   7.50%, 10/15/00 (FGIC Insured) ............      500      554
                   9.00%, 10/15/98 (MBIA Insured)
                           (Escrowed to Maturity) ............    3,300    3,569
  Wastewater, 6.50%, 7/1/20 (MBIA Insured)

                            (Prerefunded 7/1/00) .............    1,700    1,817
Baltimore County
  Consolidated Public Improvement

              6.90%, 4/1/06 (Prerefunded 4/1/00) .............    1,000    1,096
  Metropolitan Dist., GO
                                    5.00%, 6/1/98 ............    1,750    1,778
                 6.80%, 4/1/01 (Prerefunded 4/1/00) ..........    1,000    1,092
Baltimore County, PCR, Baltimore Gas and Electric, TECP

                                    3.45%, 3/3/97 ............      500      500
Charles County

                                GO, 5.00%, 2/1/99 ............    1,000    1,021
                              GO, 6.375%, 12/1/03
                           (Prerefunded 12/1/99) .............    1,580    1,704
  County Commissioners, Fox Chase Apartments

                                   7.25%, 10/1/01 ............      435      435
  County Commissioners, New Forest Apartments

                                   7.25%, 11/1/01 ............      865      866
Howard County

  Consolidated Public Improvement, GO

                                   5.00%, 2/15/98 ............    1,100    1,115
                                   5.00%, 2/15/01 ............      810      831

Maryland, GO

                                  5.20%, 10/15/98 ............   $1,000   $1,023
                                    6.50%, 3/1/99 ............    1,000    1,051
                                   6.70%, 7/15/99 ............      500      531
                                   6.70%, 5/15/01
                           (Prerefunded 5/15/98) .............    2,000    2,091
                                    8.20%, 3/1/98 ............    1,000    1,045
State and Local Fac., 4.50%, 10/15/98 ........................    1,000    1,013
 Maryland DOT
                                    5.00%, 12/1/98 ...........    1,000    1,020
                                   6.375%, 11/1/98 ...........    1,875    1,953
                                    6.40%, 7/15/97 ...........    2,525    2,551
                                    6.40%, 7/15/98 ...........    1,925    1,992
             6.50%, 7/15/01 (Prerefunded 7/15/98) ............    1,200    1,260
             6.50%, 7/15/02 (Prerefunded 7/15/98) ............    1,000    1,052
                                   6.60%, 11/15/97 ...........      500      510
                                   6.70%, 11/15/99
                           (Prerefunded 11/15/98) ............    2,000    2,112
             6.70%, 8/15/05 (Prerefunded 8/15/99) ............    1,000    1,081
                                  6.80%, 11/15/02

                           (Prerefunded 11/15/98) ............    2,000    2,129
             6.80%, 11/1/05 (Prerefunded 11/1/99)                   525      571
Maryland Economic Dev. Corp. .................................
  Roland Park Country School

                                   5.35%, 11/1/97 ............      730      735
                                   5.50%, 11/1/98 ............      725      738
Maryland Energy Fin. Administration

  Int'l. Paper, 4.10%, 9/1/10 * ..............................    1,900    1,901
  Solid Waste Disposal, 5.10%, 12/1/99 * .....................      450      457
Maryland Environmental Service
  Cecil County Landfill

                                    5.50%, 3/1/97 ............      385      385
                                    5.50%, 9/1/97 ............      395      398
Maryland HHEFA
  Doctor's Community Hosp ....................................

              8.75%, 7/1/22 (Prerefunded 7/1/00) .............    5,615    6,477
  Francis Scott Key Medical Center
                     6.50%, 7/1/97 (FGIC Insured) ............      100      101
Maryland HHEFA
  Francis Scott Key Medical Center

  6.75%, 7/1/23 (FGIC Insured) (Prerefunded 7/1/00) ..........   $3,600   $3,937
  Memorial Hosp. of Cumberland
              9.25%, 7/1/17 (Prerefunded 7/1/97) .............    3,000    3,117
  Mercy Medical Center, 7.90%, 7/1/09 (Prerefunded 7/1/99) ...      150      165
  North Arundel Hosp., 7.875%, 7/1/21

             (BIGI Insured) (Prerefunded 7/1/98) .............    1,250    1,341

Maryland Industrial Dev. Fin. Auth ...........................
  Holy Cross Health Systems, 5.00%, 12/1/981,460 .............    1,488
Maryland Water Quality Fin. Administration

  Revolving Loan Fund, 5.60%, 9/1/99 .........................      500      519
Maryland-National Capital Park and Planning Commission
  Prince George's County, GO

                                   5.50%, 1/15/99 ............    1,000    1,029
                                   5.50%, 1/15/00 ............    1,000    1,038
Montgomery County, GO, 6.10%, 4/1/99 .........................    1,000    1,045
  Consolidated Public Improvement
            6.80%, 11/1/02 (Prerefunded 11/1/99) .............    2,000    2,175
            6.80%, 11/1/09 (Prerefunded 11/1/99) .............      850      925
Montgomery County Revenue Auth ...............................
  Western County Swim Fac ....................................

          7.375%, 10/1/09 (Prerefunded 10/1/97) ..............    1,500    1,563
Northeast Maryland Waste Disposal Auth .......................
  Southwest Resource Recovery Fac ............................

                    6.85%, 1/1/99 (MBIA Insured) .............    3,425    3,592
Prince George's County, Equipment Acquistion Program, COP
                  5.00%, 10/15/00 (MBIA Insured) .............    4,050    4,146
Prince George's County IDA, Upper Marlboro Justice Center
                   7.00%, 6/30/19 (MBIA Insured)

                          (Prerefunded 6/30/99) ..............      600      651
Saint Mary's County, GO, 7.00%, 3/1/98 (MBIA Insured) ........      585      604
Univ. of Maryland, Tuition
            7.00%, 10/1/05 (Prerefunded 10/1/99) .............      500      545
Washington Suburban Sanitary Dist., GO
                                   5.90%, 11/1/98 ............    2,000    2,069
                                    6.25%, 6/1/99 ............      300      315
              6.70%, 7/1/00 (Prerefunded 7/1/99) .............    1,000    1,077
Washington Suburban Sanitary Dist., GO
            7.00%, 12/1/99 (Prerefunded 12/1/98) .............   $1,250   $1,341
                                    8.00%, 1/1/00 ............    3,295    3,630
Wicomico County, Consolidated Public Improvement, GO

                     7.00%, 2/1/98 (FGIC Insured) ............      750      773
Worcester County

   Consolidated Public Improvement, GO

                                     5.00%, 8/1/97 ........       550        553
                                     5.00%, 8/1/98 ........       570        580
                                     5.00%, 8/1/99 ........     1,000      1,023
Total Maryland (Cost ......................................   $93,075)
                                                                          94,255

 PUERTO RICO 6.4%

 Puerto Rico Commonwealth Highway and Transportation Auth .

             8.125%, 7/1/13 (Prerefunded 7/1/98) ..........     1,500      1,616
 Puerto Rico Electric Power Auth ..........................
                                     5.00%, 7/1/98 ........     2,500      2,532
              7.125%, 7/1/14 (Prerefunded 7/1/99) .........     2,070      2,247
 Puerto Rico Ind., Med., Higher Ed. and Environmental
   Pollution Control Fac. Fin. Auth .......................

   Catholic Univ. of Puerto Rico, 4.40%, 12/1/97 ..........       215        216
 Total Puerto Rico (Cost ..................................   $ 6,516)
                                                                           6,611

Total Investments in Securities
98.6% of Net Assets (Cost $99,591) ..............................     $ 100,866
Other Assets Less Liabilities ...................................         1,386
NET ASSETS ......................................................     $ 102,252
Net Assets Consist of:

Accumulated net investment income - net of distributions ........     $       2
Accumulated net realized gain/loss - net of distributions .......          (820)
Net unrealized gain (loss) ......................................         1,275
Paid-in-capital applicable to 19,994,606 no par value
shares of beneficial interest outstanding; unlimited
number of shares authorized .....................................       101,795
NET ASSETS ......................................................     $ 102,252
NET ASSET VALUE PER SHARE .......................................     $    5.11

* Interest subject to alternative minimum tax Used in determining portfolio maturity

BIGI   Bond Investors Guaranty Insurance

COP    Certificates of Participation

DOT    Department of Transportation

FGIC   Financial Guaranty Insurance Company

GO     General Obligation

HHEFA  Health & Higher Educational Facility Authority

IDA    Industrial Development Authority

MBIA   Municipal Bond Investors Assurance Corp.

PCR    Pollution Control Revenue

TECP   Tax-Exempt Commercial Paper

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Maryland Tax-Free Bond Fund
================================================================================
                                                               February 28, 1997

Statement of Net Assets
--------------------------------------------------------------------------------
                                                                  Par      Value
                                                                    In thousands
MARYLAND  101.5%

Allegany Co., PCR, Westvaco Corp., 6.20%, 1/1/08 ...........   $ 1,350   $ 1,457
Anne Arundel County, Economic Dev. .........................
  Baltimore Gas and Electric, TECP

                                 3.40%, 3/3/97 * ...........       200       200
Anne Arundel County, GO

                                    5.00%, 9/1/14 ..........     2,000     1,917
                                    5.00%, 9/1/15 ..........     2,330     2,217
                                    5.00%, 9/1/16 ..........     2,325     2,195
  Consolidated General Improvement

                                    6.30%, 8/1/16 ..........       775       833
                                    6.30%, 8/1/19 ..........       725       778
                                    6.30%, 8/1/20 ..........       705       756
                                    6.30%, 8/1/21 ..........       790       847
            6.90%, 1/15/08 (Prerefunded 1/15/99) ...........     1,150     1,232
  Consolidated Water and Sewer
                                    6.30%, 8/1/22 ..........       450       477
                                    6.30%, 8/1/24 ..........       720       764
            7.20%, 4/15/13 (Prerefunded 4/15/00) ...........       625       689
            7.20%, 4/15/14 (Prerefunded 4/15/00) ...........       625       689
Anne Arundel County, Port. Fac., Baltimore Gas and Electric

                              TECP, 3.40%, 3/3/97 ..........     2,000     2,000
Baltimore City

  Board of Ed. Administration Headquarters, COP

                     7.25%, 4/1/16 (MBIA Insured) ..........     3,200     3,493
  Consolidated Public Improvement, GO
             Zero Coupon, 10/15/06 (FGIC Insured) ..........     3,100     1,930
             Zero Coupon, 10/15/08 (FGIC Insured) ..........     3,800     2,081
             Zero Coupon, 10/15/09 (FGIC Insured) ..........     4,600     2,350
             Zero Coupon, 10/15/11 (FGIC Insured) ..........     7,500     3,340
                   7.50%, 10/15/09 (FGIC Insured) ..........     2,635     3,203
                   7.00%, 10/15/07 (MBIA Insured) ..........       500       586
                   7.00%, 10/15/08 (MBIA Insured) ..........     5,190     6,082
  Wastewater

                     5.50%, 7/1/26 (FGIC Insured) ..........     4,500     4,397
                     5.60%, 7/1/13 (MBIA Insured) ..........    19,300    19,714
                     5.65%, 7/1/20 (MBIA Insured) ..........     2,000     2,015
  Water, 6.00%, 7/1/15 (FGIC Insured) ......................     6,250     6,690

Baltimore City, Convention Center
                     6.00%, 9/1/17 (FGIC Insured) ..........   $ 5,180   $ 5,338
  Parking Fac., 6.00%, 7/1/18 (FGIC Insured)** .............    29,040    30,624
  Port Fac., E.I. DuPont - CONOCO

                                   6.50%, 10/1/11 ..........    10,400    11,380
  Rivoli Office Building Fac., COP

                     7.20%, 4/1/10 (MBIA Insured) ..........     1,950     2,126
                     7.20%, 4/1/10 (MBIA Insured)
                            (Prerefunded 4/1/00) ...........     1,300     1,435
                     7.25%, 4/1/16 (MBIA Insured) ..........     5,845     6,381
                     7.25%, 4/1/16 (MBIA Insured)

                            (Prerefunded 4/1/00) ...........     1,655     1,830
  Tindeco Wharf Apartments, 6.60%, 12/20/24

                                (GNMA Guaranteed) ..........     1,000     1,049
Baltimore County

            TECP, BAN, 3.30 - 3.40%, 3/3 - 3/6/97 ..........     5,000     5,000
      TECP, GO, BAN, 3.25 - 3.30%, 3/5 - 3/6/97 ............     5,000     5,000
  Pension Funding, GO, 7.10%, 10/1/12

                           (Prerefunded 10/1/99) ...........     3,195     3,492
Baltimore County, North Brooke Apartments, 6.35%, 1/20/21

                                (GNMA Guaranteed) ..........     3,000     3,109
  PCR, Baltimore Gas and Electric, TECP

                                    3.45%, 3/3/97 ..........     2,000     2,000
  Pickersgill Retirement Community, 7.70%, 1/1/21 ..........     3,550     3,735
  Spring Hill Apartments, VRDN (Currently 3.40%)
                                (GNMA Guaranteed) ..........     6,800     6,800
  Stella Maris, 7.50%, 3/1/21 ..............................     2,760     2,940
Bel Air, Parking, COP, 7.80%, 6/1/10 (CGIC Insured)
                           (Prerefunded 12/1/98) ...........     1,500     1,630
Calvert County, PCR, Baltimore Gas and Electric

                                   5.55%, 7/15/14 ..........     5,635     5,610
Carroll County

  Consolidated Public Improvement, GO

            6.00%, 11/1/06 (Prerefunded 11/1/99) ...........       800       854
                                   7.30%, 10/1/20 ..........     2,000     2,220
Carroll County, Copper Ridge, 7.75%, 1/1/183,000 ...........     3,182
  Fairhaven, 7.75%, 1/1/11 .................................     1,000     1,071
Charles County

  County Commissioners, New Forest Apartments

                  6.10%, 11/1/28 (FHA Guaranteed) ..........   $ 5,000   $ 4,999
  Holly Station, 6.45%, 5/1/26 (FHA Guaranteed) ............     1,780     1,846

Damascus Gardens Dev. Corp. ................................

                 7.375%, 11/1/21 (FHA Guaranteed) ..........     3,902     3,912
Frederick City
  General Improvement, GO

                           VRDN (Currently 3.55%) ..........     2,300     2,300
                   6.125%, 12/1/09 (FGIC Insured) ..........     1,840     1,963
Frederick County, GO, 7.20%, 4/1/05 (Prerefunded 4/1/99) ...     1,000     1,083
Gaithersburg Economic Auth., Asbury Methodist Home
             7.85%, 1/1/20 (Prerefunded 1/1/00) ............     6,500     7,220
Gaithersburg Hosp. Fac., Shady Grove Adventist Hosp ........
                     6.50%, 9/1/12 (FSA Insured) ...........     5,000     5,663
Howard County

  Consolidated Public Improvement, GO

                                  5.875%, 5/15/12 ..........     3,020     3,122
             7.30%, 2/15/02 (Prerefunded 1/1/99) ...........       650       689
             7.40%, 2/15/09 (Prerefunded 1/1/99) ...........       250       268
  Metropolitan Dist., GO, 7.15%, 5/15/14

                           (Prerefunded 5/15/00) ...........     1,005     1,102
            7.15%, 5/15/15 (Prerefunded 5/15/00) ...........     1,080     1,184
            7.15%, 5/15/16 (Prerefunded 5/15/00) ...........     1,160     1,271
            7.15%, 5/15/17 (Prerefunded 5/15/00) ...........     1,245     1,365
  Special Fac., 6.00%, 2/15/21 .............................     3,110     3,207
Laurel, GO
                     6.90%, 7/1/07 (MBIA Insured)

                            (Prerefunded 7/1/01) ...........     1,000     1,115
                     7.00%, 7/1/09 (MBIA Insured)
                            (Prerefunded 7/1/01) ...........       550       616
Maryland

                                 GO, 7.00%, 10/15/03

                          (Prerefunded 10/15/00) ...........     2,000     2,204
                              GO, 7.10%, 10/15/04

                          (Prerefunded 10/15/00) ...........     3,000     3,328
  Capital Improvement, GO, 5.20%, 4/15/06 ..................     3,180     3,271
  St. Mary's County Building Commission, COP
            7.625%, 12/1/03 (Prerefunded 6/1/98) ...........     1,500     1,600
Maryland
  State and Local Fac. Loan, GO

                                   4.70%, 2/15/10 ..........   $ 3,500   $ 3,314
                                  5.00%, 3/1/09** ..........    20,720    20,591
                                   5.70%, 3/15/10 ..........     5,000     5,252

Maryland CDA

  Dept. of Housing and Community Dev. ......................

                                   5.875%, 7/1/16 ..........     4,600     4,621
  Infrastructure

                                   8.375%, 6/1/08 ..........       775       828
                                    8.50%, 6/1/18 ..........     1,350     1,447
  Single Family

                                 5.875%, 4/1/17 * ......       1,835       1,850
                                    5.95%, 4/1/16 ......       1,000       1,009
                                    6.00%, 4/1/17 ......       2,500       2,530
                                    6.45%, 4/1/14 ......       1,000       1,039
                                  6.75%, 4/1/10 * ......       5,000       5,234
                                  6.75%, 4/1/26 * ......       3,995       4,163
                                  6.80%, 4/1/22 * ......       4,040       4,184
                                  6.80%, 4/1/24 * ......       2,720       2,817
                                    6.85%, 4/1/11 ......       4,895       5,122
                                    7.00%, 4/1/14 ......       2,720       2,889
                                    7.05%, 4/1/17 ......       4,750       5,034
                                    7.25%, 4/1/11 ......       2,000       2,114
                                    7.25%, 4/1/19 ......       7,500       7,890
                                  7.25%, 4/1/19 * ......       1,500       1,590
                                    7.25%, 4/1/27 ......       9,250       9,707
                                   7.375%, 4/1/10 ......         495         522
                                    7.40%, 4/1/17 ......       5,395       5,671
                                    7.50%, 4/1/00 ......         500         516
                                    7.60%, 4/1/17 ......       2,200       2,293
                                 7.625%, 4/1/29 * ......       1,815       1,887
                                   7.875%, 4/1/07 ......         300         309
                                    8.00%, 4/1/18 ......       1,200       1,218
                                    8.20%, 4/1/18 ......       1,150       1,168
Maryland DOT, 6.80%, 11/1/05 (Prerefunded 11/1/99) .....       5,500       5,983
Maryland Economic Dev. Corp., Gull Creek, Inc. .........
                                    8.10%, 4/1/26 ......       2,500       2,535
Maryland Energy Fin. Administration, Wheelabrator

                                 6.30%, 12/1/10 * ......     $ 5,395     $ 5,637
Maryland HHEFA

  Broadmead, 7.625%, 7/1/10 ............................       1,345       1,413
  Church Hosp., 8.00%, 7/1/09 ..........................       1,200       1,271
  Doctor's Community Hosp ..............................

                                    5.50%, 7/1/24 ......       3,000       2,718
              8.75%, 7/1/22 (Prerefunded 7/1/00) .......       6,800       7,844
  Francis Scott Key Medical Center
                     5.00%, 7/1/18 (FGIC Insured) ......       4,880       4,478
                     5.00%, 7/1/23 (FGIC Insured) ......       5,850       5,309
                     7.00%, 7/1/10 (FGIC Insured)

                            (Prerefunded 7/1/00) .......       2,000       2,203

  Franklin Square Hosp .................................

                     7.50%, 7/1/19 (MBIA Insured) ......       4,750       5,140
  Frederick Memorial Hosp ..............................
                     5.00%, 7/1/23 (FGIC Insured) ......       5,500       4,992
                     5.00%, 7/1/28 (FGIC Insured) ......       4,750       4,266
  Good Samaritan Hosp ..................................

                                    5.60%, 7/1/06 ......       1,545       1,603
                                    5.60%, 7/1/07 ......       1,875       1,936
                                    5.75%, 7/1/13 ......       4,000       4,141
              7.40%, 7/1/09 (Prerefunded 7/1/99) .......       1,000       1,092
              7.50%, 7/1/21 (Prerefunded 7/1/99) .......       4,000       4,376
  Greater Baltimore Medical Center

                           VRDN (Currently 3.45%) ......       2,000       2,000
                     5.00%, 7/1/19 (FGIC Insured) ......       2,860       2,615
  Helix Health System, VRDN (Currently 3.30%) ..........       2,900       2,900
  Holy Cross Hosp ......................................
                   7.125%, 7/1/10 (AMBAC Insured)

                            (Prerefunded 7/1/00) .......       1,400       1,547
                    7.50%, 7/1/01 (AMBAC Insured)
                            (Prerefunded 7/1/00) .......       1,655       1,848
  Howard County General Hosp., 5.50%, 7/1/21 ...........       5,000       4,573
  Johns Hopkins Health Systems, 5.25%, 7/1/17
                                  (AMBAC Insured) ......       1,745       1,673
  Johns Hopkins Hosp ...................................

                              Zero Coupon, 7/1/19 ......       9,460       2,641
Maryland HHEFA
  Johns Hopkins Hosp ...................................

              7.00%, 7/1/23 (Prerefunded 7/1/00) .......     $ 1,305     $ 1,437
                             TECP, 3.35%, 3/11/97 ......       1,000       1,000
  Johns Hopkins Medical Institute Parking Fac ..........

                   5.375%, 7/1/20 (AMBAC Insured) ......       6,800       6,559
  Johns Hopkins Univ ...................................
                                   7.375%, 7/1/08 ......       1,500       1,589
                                    7.50%, 7/1/20 ......      11,015      11,685
  Kaiser Permanente, VRDN (Currently 3.30%)5,300 .......       5,300
  Kennedy Kreiger Institute

                           VRDN (Currently 3.35%) ..........     3,400     3,400
                                    6.75%, 7/1/22 ..........     2,850     2,925
                                    7.40%, 7/1/11 ..........       370       393
  Loyola College

            VRDN (Currently 3.30%) (MBIA Insured) ..........       500       500
                   5.375%, 10/1/26 (MBIA Insured) ..........     8,000     7,752
  Maryland General Hosp ....................................

                     6.20%, 7/1/24 (MBIA Insured) ..........     4,000     4,187

  Mercy Medical Center
              7.90%, 7/1/09 (Prerefunded 7/1/99) ...........     2,000     2,205
              8.00%, 7/1/20 (Prerefunded 7/1/99) ...........     6,500     7,178
                      5.75%, 7/1/26 (FSA Insured) ..........     4,760     4,733
                      6.50%, 7/1/13 (FSA Insured) ..........     1,000     1,121
  North Arundel Hosp., VRDN (Currently 3.30%) ..............     6,100     6,100
  Peninsula Regional Medical Center
                     5.00%, 7/1/23 (MBIA Insured) ..........    11,035    10,015
  Pooled Loan Program, VRDN (Currently 3.30%) ..............     8,500     8,500
  Sinai Hosp ...............................................

                    5.25%, 7/1/19 (AMBAC Insured) ..........     3,070     2,889
                    7.30%, 7/1/05 (AMBAC Insured)
                            (Prerefunded 7/1/00) ...........     2,000     2,221
  Suburban Hosp., 7.60%, 7/1/18

                            (Prerefunded 7/1/98) ...........       300       321
  Union Hosp. of Cecil County, 6.625%, 7/1/12 ..............     1,545     1,589
  Union Memorial Hosp ......................................
                     6.60%, 7/1/06 (MBIA Insured) ..........       500       546
                     6.75%, 7/1/11 (MBIA Insured) ..........     3,000     3,269
                     6.75%, 7/1/21 (MBIA Insured) ..........     7,895     8,604
Maryland HHEFA
  Univ. of Maryland Medical System

                     5.00%, 7/1/20 (FGIC Insured) ..........   $14,575   $13,301
                     7.00%, 7/1/17 (FGIC Insured)
                            (Prerefunded 7/1/01) ...........     7,770     8,685
                     7.00%, 7/1/22 (FGIC Insured) ..........     2,000     2,392
                        7.00%, 7/1/11 (MBIA Insured)

                            (Prerefunded 7/1/01) ...........     4,550     5,086
Maryland Ind. Dev. Fin. Auth ...............................
  American Center for Physics Headquarters Fac .............

                                    6.25%, 1/1/07 ..........     5,770     5,941
                                   6.375%, 1/1/12 ..........     5,900     6,091
                                   6.625%, 1/1/17 ..........     4,250     4,362
  Associated Catholic Charities, 9.00%, 1/1/10 .............       855       932
  Bon Secours Health System, 5.929%, 8/26/22
                                    (FSA Insured) ..........    10,000    10,445
  Holy Cross Health Systems, 5.60%, 12/1/092,780 ...........     2,883
Maryland Local Gov't. Income Trust Capitalization Program

  GO, COP

                                    6.80%, 8/1/01 ..........     1,615     1,750
                                   7.125%, 8/1/09 ..........     3,000     3,277
Maryland Stadium Auth ......................................
  Baltimore Convention Center Expansion

                 5.875%, 12/15/10 (AMBAC Insured) ..........     1,500     1,571
                 5.875%, 12/15/11 (AMBAC Insured) ..........     2,025     2,112

  Sports Fac ...............................................

                    5.60%, 3/1/14 (AMBAC Insured) ..........     1,000     1,010
                    5.75%, 3/1/22 (AMBAC Insured) ..........     6,500     6,520
                    5.80%, 3/1/26 (AMBAC Insured) ..........     4,300     4,332
Maryland Transportation Auth ...............................

             6.80%, 7/1/16 (Escrowed to Maturity) ..........     6,515     7,492
               Zero Coupon, 7/1/07 (FGIC Insured) ..........     8,500     5,111
               Zero Coupon, 7/1/08 (FGIC Insured) ..........     2,000     1,132
               Zero Coupon, 7/1/09 (FGIC Insured) ..........    10,410     5,538
  Baltimore-Washington Int'l. Airport

                   6.25%, 7/1/14 (FGIC Insured) * ..........     3,105     3,280
                   6.40%, 7/1/19 (FGIC Insured) * ..........    10,920    11,278
Maryland Water Quality Fin. Administration
  Revolving Loan Fund

                              Zero Coupon, 9/1/02 ..........     1,185       923
Maryland Water Quality Fin. Administration

                              Zero Coupon, 9/1/07 ..........   $ 1,125   $   671
                                    6.00%, 9/1/15 ..........     1,600     1,658
              6.70%, 9/1/13 (Prerefunded 9/1/01) ...........     1,280     1,424
              7.10%, 9/1/13 (Prerefunded 9/1/01) ...........       985     1,111
              7.25%, 9/1/11 (Prerefunded 9/1/00) ...........     1,700     1,896
              7.25%, 9/1/12 (Prerefunded 9/1/00) ...........     2,000     2,231
Maryland-National Capital Park and Planning Commission

  Little Bennett Golf Fac., 8.25%, 10/1/11 ...............      2,270      2,473
  Prince George's County, GO
                                  5.375%, 1/15/16 ........      1,300      1,283
                                  5.375%, 1/15/17 ........      2,300      2,270
              6.90%, 7/1/05 (Prerefunded 7/1/00) .........      1,400      1,539
              6.90%, 7/1/06 (Prerefunded 7/1/00) .........      1,350      1,485
              6.90%, 7/1/07 (Prerefunded 7/1/00) .........      1,400      1,539
              6.90%, 7/1/08 (Prerefunded 7/1/00) .........      1,400      1,540
              6.90%, 7/1/09 (Prerefunded 7/1/00) .........      1,400      1,540
Montgomery County

                        TECP, GO, BAN, 3.30%, 3/5/97 .....      2,000      2,000
  Consolidated Public Improvement, GO

                                    5.50%, 4/1/16 ........      3,000      3,015
                                  6.125%, 10/1/13 ........      2,500      2,665
                                  6.125%, 10/1/14 ........      3,150      3,346
            6.80%, 11/1/09 (Prerefunded 11/1/99) .........      1,145      1,246
            7.10%, 10/1/09 (Prerefunded 10/1/00) .........      1,000      1,113
            7.10%, 10/1/10 (Prerefunded 10/1/00) .........      1,840      2,047
               7.25%, 10/1/08 (Prerefunded 10/1/98) ......        500        536
Montgomery County, Golf Course System, 6.125%, 10/1/22 ...      2,260      2,249

Montgomery County Housing Opportunities Commission
  Multi-Family

                                    6.25%, 7/1/25 ........      5,500      5,613
                                    7.50%, 7/1/24 ........      3,000      3,139
  Single Family

                                    5.90%, 7/1/17 ........      2,000      2,010
                                    6.00%, 7/1/17 ........      4,595      4,655
                                    6.50%, 7/1/11 ........      2,910      3,029
                                    6.65%, 7/1/16 ........      2,370      2,473
                                    6.80%, 7/1/17 ........      2,855      2,968
                                    6.90%, 7/1/19 ........      2,000      2,094
Montgomery County Housing Opportunities Commission
  Single Family

                                    7.50%, 7/1/17 ........    $ 1,815    $ 1,913
                                   7.625%, 7/1/17 ........      3,580      3,721
Montgomery County, PCR, Potomac Electric

                                  5.375%, 2/15/24 ........      4,560      4,385
Morgan State Univ., Academic Fees and Auxiliary Fac ......

                    6.05%, 7/1/15 (MBIA Insured) .........      1,050      1,131
Northeast Maryland Waste Disposal Auth ...................
  Montgomery County Resources

                   6.30%, 7/1/16 (MBIA Insured) * ........     12,085     12,609
  Southwest Resource Recovery Fac ........................
                                  6.00%, 7/1/08 * ........     10,000     10,306
                                  6.20%, 7/1/10 * ........      7,000      7,168
Prince George's County
  Collington Episcopal Life Care Community

                                   5.625%, 4/1/09 ........      1,500      1,469
  Dimensions Health Corp. ................................

                                   5.375%, 7/1/14 ........      5,685      5,410
                                    7.00%, 7/1/01 ........      2,450      2,658
              7.00%, 7/1/22 (Prerefunded 7/1/02) .........      2,660      3,015
                                    7.20%, 7/1/06 ........        420        473
              7.20%, 7/1/06 (Prerefunded 7/1/02) .........      1,985      2,267
  PCR, Potomac Electric, 6.375%, 1/15/23 .................      5,000      5,292
  Riverview Terrace Apts., 6.70%, 6/20/20

                                (GNMA Guaranteed) ........      1,500      1,586
Prince George's County, Solid Waste Management System

            6.90%, 6/30/05 (Prerefunded 6/30/00) .........      1,500      1,651
            6.90%, 6/30/06 (Prerefunded 6/30/00) .........      1,000      1,101
            7.00%, 6/30/07 (Prerefunded 6/30/00) .........      1,120      1,236
            7.00%, 6/30/09 (Prerefunded 6/30/00) .........      1,255      1,385

Prince George's County Housing Auth ......................

  New Keystone, 6.80%, 7/1/25 (MBIA Insured) .............      2,600      2,709
  Stevenson Apartments, 6.35%, 7/20/20
                                (GNMA Guaranteed) ........      2,200      2,249
Prince George's County IDA

  Gabriel DuVall Law Building, 8.00%, 9/1/07 .............      1,185      1,227
  Upper Marlboro Justice Center
                    5.25%, 6/30/19 (MBIA Insured) ........      1,500      1,406
Univ. of Maryland
  Auxiliary Fac. and Tuition

                                    5.75%, 4/1/17 ....     $  4,750     $  4,831
                                   6.375%, 4/1/09 ....        2,100        2,306
                                    6.50%, 4/1/12 ....          440          484
            7.20%, 10/1/09 (Prerefunded 10/1/99) .....        1,400        1,534
  Equipment Loan Program
                           VRDN (Currently 3.20%) ....        2,200        2,200
  Tuition, 7.00%, 10/1/05 (Prerefunded 10/1/99) ......        2,000        2,181
Washington County Public Fac., GO
            6.70%, 12/1/05 (Prerefunded 12/1/98) .....        1,115        1,191
Washington County Sanitary Dist., GO
             6.875%, 2/1/10 (Prerefunded 2/1/00) .....        3,500        3,812
              7.00%, 2/1/15 (Prerefunded 2/1/00) .....        2,000        2,185
Washington Suburban Sanitary Dist., GO

                                    6.20%, 6/1/11 ....        2,400        2,552
                                    6.20%, 6/1/12 ....        1,500        1,594
                                    6.40%, 1/1/15 ....        2,270        2,446
                                   6.625%, 6/1/18

                            (Prerefunded 6/1/04) .....        3,665        4,111
                                    6.90%, 6/1/08
                            (Prerefunded 6/1/00) .....        1,500        1,647
                                    6.90%, 6/1/09
                            (Prerefunded 6/1/00) .....        2,300        2,525
                                    7.40%, 7/1/07
                            (Prerefunded 7/1/98) .....          700          747
  BAN, 3.25%, 3/5/97 .................................        2,100        2,100
Worcester County Sanitary Dist .......................
                                   6.50%, 8/15/12 ....          735          794
            6.50%, 8/15/12 (Prerefunded 8/15/02) .....        1,265        1,407
Total Maryland (Cost .................................     $786,184)
                                                                         831,943
PUERTO RICO  2.7%

Puerto Rico Commonwealth, GO

                     6.25%, 7/1/11 (MBIA Insured) ........      2,000      2,225
                     6.25%, 7/1/12 (MBIA Insured) ........      1,750      1,949
Puerto Rico Electric Power Auth ..........................

              7.00%, 7/1/11 (Prerefunded 7/1/01) .........    $ 1,200    $ 1,349
Puerto Rico Highway and Transportation Auth ..............
                                    5.50%, 7/1/36 ........      3,500      3,348
                      5.50%, 7/1/15 (FSA Insured) ........      5,000      5,075
Puerto Rico Infrastructure Fin. Auth., 7.50%, 7/1/09 .....      5,150      5,469
Puerto Rico Municipal Fin. Agency, GO
                      6.00%, 7/1/14 (FSA Insured) ........      3,030      3,169
Total Puerto Rico (Cost ..................................    $21,479)
                                                                          22,584

Total Investments in Securities
104.2% of Net Assets (Cost $807,663) ............................     $ 854,527

Other Assets Less Liabilities ...................................       (34,546)
NET ASSETS ......................................................     $ 819,981
Net Assets Consist of:

Accumulated net investment income - net of distributions ........     $       3
Accumulated net realized gain/loss - net of distributions .......        (3,600)
Net unrealized gain (loss) ......................................        46,864
Paid-in-capital applicable to 79,253,427 no par value
shares of beneficial interest outstanding; unlimited
number of shares authorized .....................................       776,714
NET ASSETS ......................................................     $ 819,981
NET ASSET VALUE PER SHARE .......................................     $   10.35

*      Interest subject to alternative minimum tax

**     When-issued security Used in determining portfolio maturity

AMBAC  AMBAC Indemnity Corp.

BAN    Bond Anticipation Note

CDA    Community Development Administration

CGIC   Capital Guaranty Insurance Corp.

COP    Certificates of Participation

DOT    Department of Transportation

FGIC   Financial Guaranty Insurance Company FHA Federal Housing Authority

FSA    Financial Security Assurance Corp.

GNMA   Government National Mortgage Association

GO     General Obligation

HHEFA  Health & Higher Educational Facility Authority

IDA    Industrial Development Authority

MBIA   Municipal Bond Investors Assurance Corp.

PCR    Pollution Control Revenue

TECP   Tax-Exempt Commercial Paper

VRDN   Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Maryland Tax-Free Funds
================================================================================
Statement of Operations
In thousands
                                                       Short-Term     Bond Fund
                                                                      Bond Fund
--------------------------------------------------------------------------------
                                                             Year
                                                            Ended
                                                          2/28/97       2/28/97
--------------------------------------------------------------------------------
Investment Income
Interest income                                            $4,278       $47,498
Expenses
      Investment management ........................          378         3,398
      Custody and accounting .......................           99           171
      Shareholder servicing ........................           89           577
      Legal and audit ..............................           10            11
      Prospectus and shareholder reports ...........            9            54
      Trustees .....................................            6            11
      Registration .................................            5             5
      Miscellaneous ................................            5            13
      Total expenses ...............................          601         4,240
Net investment income ..............................        3,677        43,258
Realized and Unrealized Gain (Loss)
Net realized gain (loss)

      Securities ...................................           60           951
      Futures ......................................           (6)          221
      Written options ..............................            -            26
      Net realized gain (loss) .....................           54         1,198
Change in net unrealized gain or loss

      Securities ...................................         (566)       (5,624)
      Futures ......................................            -           138
      Change in net unrealized gain or loss ........         (566)       (5,486)
Net realized and unrealized gain (loss) ............         (512)       (4,288)
INCREASE (DECREASE) IN NET

ASSETS FROM OPERATIONS .............................     $  3,165      $ 38,970
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Maryland Tax-Free Funds
====================================================================================================================================
Statement of Changes in Net Assets
In thousands
                                                                                 Short-Term                               Bond Fund
                                                                                  Bond Fund
                                                                   Year                                    Year
                                                                  Ended                                   Ended
                                                                2/28/97             2/29/96             2/28/97             2/29/96

Increase (Decrease) in Net Assets
Operations
      Net investment income ........................          $   3,677           $   3,389           $  43,258           $  42,251
      Net realized gain (loss) .....................                 54                 286               1,198               4,930
      Change in net unrealized
      gain or loss .................................               (566)              1,403              (5,486)             25,591
      Increase (decrease) in
      net assets from operations ...................              3,165               5,078              38,970              72,772
Distributions to shareholders

      Net investment income ........................             (3,677)             (3,389)            (43,258)            (42,251)
Capital share transactions *
      Shares sold ..................................             51,238              40,883             129,303             133,827
      Distributions reinvested .....................              3,177               2,841              31,917              31,291
      Shares redeemed ..............................            (37,435)            (34,437)           (135,540)           (121,873)
      Increase (decrease) in
      net assets from capital
      share transactions ...........................             16,980               9,287              25,680              43,245
Net Assets
Increase (decrease)

during period ......................................             16,468              10,976              21,392              73,766
Beginning of period ................................             85,784              74,808             798,589             724,823
End of period ......................................          $ 102,252           $  85,784           $ 819,981           $ 798,589
*Share information

      Shares sold ..................................             10,043               8,007              12,632              13,045
      Distributions reinvested .....................                623                 556               3,113               3,049
      Shares redeeemed .............................             (7,338)             (6,739)            (13,257)            (11,885)
      Increase (decrease)

      in shares outstanding ........................              3,328               1,824               2,488               4,209
------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Maryland Tax-Free Funds
================================================================================
                                                               February 28, 1997

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Maryland Short-Term Tax-Free Bond Fund (the Short-Term Bond Fund) and the Maryland Tax-Free Bond Fund (the Bond Fund), nondiversified, open-e nd management investment companies, are two of the portfolios established by the trust and commenced operations on January 29, 1993, and March 31, 1987, respectively.

Valuation

     Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Trustees.

Premiums and Discounts

     Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other

     Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

Options

     Call and put options on futures contracts give the holder the right to purchase or sell, respectively, a particular futures contract at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in underlying futures prices. Transactions in options written and related premiums received for the Bond Fund during the year ended February 28, 1997, were as follows:

================================================================================
                                                      Number of
                                                      Contracts         Premiums
--------------------------------------------------------------------------------
Outstanding at beginning of period .............              -              $-
Written ........................................             25          31,000
Closed .........................................            (25)        (31,000)
Outstanding at end of period ...................              -              $-
================================================================================

Other

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, for the year ended February 28, 1997, were as follows:


================================================================================
                                               Short-Term              Bond Fund
                                                Bond Fund
--------------------------------------------------------------------------------
Purchases ........................           $ 38,402,000           $244,071,000
Sales ............................             19,081,000            201,023,000
--------------------------------------------------------------------------------

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income. The Short-Term Bond Fund has unused realized capital loss carryforwards for federal income tax purposes of $807,000, of which $354,000 expires in 2003 and $453,000 expires in 2004. Capital loss carryforwards utilized by the Short-Term Bond Fund in fiscal 1997 amounted to $67,000. The Bond Fund has unused realized capital loss carryforwards for federal income tax purposes of $2,760,000, which expires in 2003. Capital loss carryforwards utilized by the Bond Fund in fiscal 1997 amounted to $1,428,000. Each fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for each fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended February 28, 1997. The results of operations and net assets were not affected by the reclassifications.

================================================================================
                                                     Short-Term       Bond Fund
                                                      Bond Fund
--------------------------------------------------------------------------------
Undistributed net investment income ............       $  1,000        $  2,000
Undistributed net realized gain ................         (2,000)        (13,000)
Paid-in-capital ................................          1,000          11,000
================================================================================

     At February 28, 1997, the aggregate costs of investments for the Short-Term Bond and Bond Funds for federal income tax and financial reporting purposes were $99,591,000 and $807,663,000, respectively. Net unrealized gain (loss) on investments was as follows:

================================================================================
                                                  Short-Term          Bond Fund
                                                   Bond Fund
--------------------------------------------------------------------------------
Appreciated investments .................       $  1,275,000       $ 47,100,000
Depreciated investments .................                  -           (236,000)
Net unrealized gain (loss) ..............       $  1,275,000       $ 46,864,000
================================================================================

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $33,000 and $268,000 were payable at February 28, 1997 by the Short-Term Bond and Bond Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets, and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At February 28, 1997, and for the year then ended, the effective annual group fee rate was 0.33%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 1997, which would cause the Short-Term Bond Fund's ratio of expenses to average net assets to exceed 0.65%. Thereafter, through February 28, 1999, the Short-Term Bond Fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.65%. Pursuant to this agreement, $19,000 of management fees were not accrued by the fund for the year ended February 28, 1997, and $33,000 remains unaccrued from the prior period.

     In addition, each fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which each fund receives certain other services. The manager computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc., is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. The Short-Term Bond and Bond Funds incurred expenses pursuant to these related party agreements totaling approximately $134,000 and $508,000, respectively, for the year ended February 28, 1997, of which $13,000 and $50,000, respectively, were payable at period-end.

T. Rowe Price Maryland Tax-Free Funds
================================================================================
Report of Independent Accountants

To the Shareholders and Board of Trustees of
T. Rowe Price Maryland Tax-Free Funds

     We have audited the accompanying statement of net assets of T. Rowe Price Maryland Short-Term Tax-Free Bond Fund and T. Rowe Price Maryland Tax-Free Bond Fund (two of the portfolios comprising the T. Rowe Price State Tax-Free Income Trust) as of February 28, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of February 28, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Maryland Short-Term Tax-Free Bond Fund and T. Rowe Price Maryland Tax-Free Bond Fund as of February 28, 1997, the results of their operations, the changes in their net assets, and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
March 19, 1997

T. Rowe Price Shareholder Services
================================================================================

Investment Services And Information
--------------------------------------------------------------------------------

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone

     Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

In Person

     Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

AUTOMATED 24-HOUR SERVICES

Tele*Access [Registration Mark]

     Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

T.Rowe Price OnLine

     Through a personal computer via dial-up modem, you can replicate all the services available on Tele*Access plus conduct transactions in your Discount Brokerage and Variable Annuity Accounts.

ACCOUNT SERVICES

Checking

     Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

Automatic Investing

     Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

Automatic Withdrawal

     If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

Dividend and Capital Gains Payment Options

     Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

DISCOUNT BROKERAGE*

Investments Available

     You can trade stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

To Open an Account

     Call a shareholder service representative for more information.

INVESTMENT INFORMATION

Combined Statement

     A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by typeNstock, bond, and money market. Detail pages itemize account transactions by fund.

Shareholder Reports

     Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

T. Rowe Price Report

     This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

Performance Update

     This quarterly report reviews recent market developments and provides comprehensive performance information for every T. Rowe Price fund.

Insights

     This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

Detailed Investment Guides

     Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Retirees Financial Guide, and Retirement Planning Kit (also available on disk for PC use) can help you determine and reach your investment goals.

*A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. Rowe Price Mutual Funds
================================================================================

STOCK FUNDS
--------------------------------------------------------------------------------
DOMESTIC
Balanced
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Dividend Growth
Equity Income
Equity Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
OTC**
Science & Technology
Small-Cap Value*
Spectrum Growth
Value

INTERNATIONAL/GLOBAL
Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
--------------------------------------------------------------------------------
DOMESTIC TAXABLE
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE
California Tax-Free Bond
Florida Insured Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
Global Government Bond
Emerging Markets Bond
International Bond

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
TAXABLE
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
--------------------------------------------------------------------------------
Personal Strategy Income
Personal Strategy Balanced
Personal Strategy Growth

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
--------------------------------------------------------------------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.

**   Effective May 1, 1997, the fund's name will change to Small-Cap Stock.

Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc., T. Rowe Price Insurance Agency, Inc., and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.



T. Rowe Price Discount Brokerage
================================================================================
Discount Brokerage
A Division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC


     This low-cost service gives you the opportunity to easily consolidate all your investments with one company. Through T. Rowe Price Discount Brokerage, you can buy and sell individual securities N stocks, bonds, options, and others N at considerable commission savings over full-service brokers. We also provide a wide range of services, including:

Automated Telephone and Computer Services

     You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.*

Investor Information

     A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports, can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service

     Virtually all stocks held in customer accounts are eligible for this service, free of charge.

* Discount applies to our current commission schedule; subject to our $35 minimum commission.

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                      For yield, price, last transaction,
                         current balance, or to conduct
                         transactions, 24 hours, 7 days
                 a week, call Tele*Access [Registration Mark]:
                            1-800-638-2587 toll free

                                 For assistance
                               with your existing
                              fund account, call:
                           Shareholder Service Center
                            1-800-225-5132 toll free
                            625-6500 Baltimore area

                          To open a Discount Brokerage
                         account or obtain information,
                         call: 1-800-638-5660 toll free

                               Internet address:
                           http://www.troweprice.com

                            T. Rowe Price Associates
                             100 East Pratt Street
                           Baltimore, Maryland 21202

                          This report is authorized for
                       distribution only to shareholders
                        and to others who have received
                        a copy of the prospectus of the
                     T. Rowe Price Maryland Tax-Free Funds.

                               Investor Centers:
                              101 East Lombard St.
                              Baltimore, MD 21202

                                 T. Rowe Price
                                Financial Center
                              10090 Red Run Blvd.
                             Owings Mills, MD 21117

                                Farragut Square
                             900 17th Street, N.W.
                             Washington, D.C. 20006

                                   ARCO Tower
                                   31st Floor
                              515 South Flower St.
                             Los Angeles, CA 90071

                             4200 West Cypress St.
                                   10th Floor
                                Tampa, FL 33607

             T. Rowe Price Investment Services, Inc., Distributor.

                                RPRTMDC 2/28/97